UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2007

                            ------------------------

                             VIASYS HEALTHCARE INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    001-16121                   04-3505871
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

227 Washington Street, Suite 200
Conshohocken, Pennsylvania                                         19428
(Address of Principal Executive Offices)                         (Zip Code)

                                 (610) 862-0800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On May 7, 2007, VIASYS Healthcare Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the three months ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

     In the Press Release, the Company announced its operating income, net income and diluted earnings per share in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management believes that the non-GAAP financial measures of adjusted operating income, adjusted net income and adjusted diluted earnings per share provide investors with an understanding of the Company's core operations from period to period on a comparable basis by eliminating certain restructuring charges, by eliminating acquisition related costs and by eliminating charges incurred to resolve a legal claim. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No      Description
----------      -----------
   99.1         Press Release dated May 7, 2007 issued by VIASYS Healthcare Inc.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VIASYS HEALTHCARE INC.
                                              (Registrant)
Date: May 7, 2007

                                              By:    /s/  Martin P. Galvan
                                                     ---------------------------
                                              Name:  Martin P. Galvan
                                              Title: Executive Vice President,
                                                     Chief Financial Officer and
                                                     Investor Relations


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


                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated May 7, 2007 issued by VIASYS Healthcare Inc.


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